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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                 FORM 8-K/A

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                              January 23, 1998
         ---------------------------------------------------------
              Date of Report (Date of earliest event reported)



                   First Merchants Acceptance Corporation
         ---------------------------------------------------------
           (Exact name of registrant as specified in its charter)




             Delaware                  0-24686       36-3759045
        ----------------------------  ------------  --------------------
        (State or other jurisdiction  (Commission          (IRS Employer
               of incorporation)      File Number)  Identification No.)



          570 Lake Cook Road, Suite 126, Deerfield, Illinois  60015
   --------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)



                               (847) 948-9300
                     ----------------------------------
                       (Registrant's telephone number)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     First Merchants Acceptance Corporation (the "Registrant") hereby amends its Current Report on Form 8-K dated January 9, 1998 and filed with the Securities and Exchange Commission on January 16, 1998 regarding the dismissal of its auditors, Deloitte & Touche LLP ("D&T"), by attaching as an exhibit thereto a letter from D&T addressed to the Securities and Exchange Commission dated January 19, 1998 and received by the Registrant on January 23, 1998.


ITEM 7.  EXHIBITS.

     16.1 Letter of D&T dated January 19, 1998 and received by the Registrant on January 23, 1998.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST MERCHANTS ACCEPTANCE CORPORATION


                                  /s/ Richard P. Vogelman
                                  -------------------------------------
                                  Richard P. Vogelman
Dated: January 26, 1998           Vice President, General Counsel
                                  and Secretary

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                                EXHIBIT INDEX


EXHIBIT
  NO.                           DESCRIPTION
-------                     --------------------

 16.1 Letter of D&T dated January 19, 1998 and received by the Registrant on January 23, 1998